Vivaldi Merger Arbitrage Fund

Class A Shares – VARAX

Class I Shares – VARBX

A series of Investment Managers Series Trust II

Supplement dated May 12, 2020 to the

Prospectus dated February 1, 2020, as supplemented.

Effective immediately, the following is added to “Appendix A – WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES” of the Prospectus.

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Fund, Class I Shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Fund’s Class I Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Class I Shares is waived for transactions through such brokerage platforms at UBS-FS.

Please file this Supplement with your records.

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